UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2012

Angie’s List, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35339	27-2440197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 E. Washington Street

Indianapolis, IN 46202

(Address of principal executive offices, including zip code)

(888) 888-5478

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 9, 2012, Angie’s List, Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”), dated effective as of November 8, 2012, with Henry Amalgamated, LLC, and Henry Amalgamated II, LLC, Indiana limited liability companies (together, “Henry Amalgamated”), pursuant to which the Company agreed to acquire certain real properties in Indianapolis, Indiana (collectively, the “Property”), comprising the Company’s headquarters, for an aggregate purchase price of $6.25 million, subject to the terms and conditions of the Agreement. The closing of the transaction occurred simultaneously with the signing on November 9, 2012.

William S. Oesterle, the Company’s Chief Executive Officer and member of the Company’s board of directors, owns a 70% interest in Henry Amalgamated. Because the transaction described above constitutes a related person transaction, the audit committee of the Company’s board of directors reviewed and approved the entry by the Company into the Agreement and related agreements, as required by the Company’s related person transaction policy.

The foregoing description of the Agreement in this Item 1.01 is qualified in its entirety by reference to the text of the Agreement, filed as Exhibit 10.1 to this report.

Item 1.02 Termination of a Material Definitive Agreement.

The information in this Current Report on Form 8-K set forth under Item 1.01 is incorporated by reference. Prior to the closing of the transaction described above, the Company leased the Property for use as its headquarters. In connection with its acquisition of the Property, on November 9, 2012, the Company entered into a Tenant Lease Termination Agreement (the “Termination Agreement”) with Henry Amalgamated, LLC. Pursuant to the terms of the Termination Agreement, the Lease Agreement and the Parking Lease between Henry Amalgamated, LLC, and Brownstone Publishing, LLC (the Company’s predecessor), dated February 28, 2009, and all addenda thereto, were terminated effective November 9, 2012.

The foregoing description of the Termination Agreement in this Item 1.02 is qualified in its entirety by reference to the text of the Termination Agreement, filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Purchase and Sale Agreement, by and among Henry Amalgamated, LLC, Henry Amalgamated II, LLC and the Angie’s List, Inc., dated effective as of November 8, 2012

99.1	Tenant Lease Termination Agreement, by and between Henry Amalgamated, LLC and Angie’s List, Inc., dated November 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2012

ANGIE’S LIST, INC.

/s/ Shannon M. Shaw
By: Shannon M. Shaw
Its: General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Purchase and Sale Agreement, by and among Henry Amalgamated, LLC, Henry Amalgamated II, LLC and the Angie’s List, Inc., dated effective as of November 8, 2012

99.1	Tenant Lease Termination Agreement, by and between Henry Amalgamated, LLC and Angie’s List, Inc., dated November 9, 2012